Exhibit 10.12

EXECUTION VERSION

LOAN PURCHASE AGREEMENT

THIS LOAN PURCHASE AGREEMENT (the “Agreement”) is made as of March 14, 2011, between ROAD BAY INVESTMENTS, LLC, a Delaware limited liability company, whose mailing address is Allstate Plaza South, 3075 Sanders Road, Suite G5C, Northbrook, Illinois, 60062 (the “Seller”) and KBS SOR DEBT HOLDINGS II LLC, a Delaware limited liability company, with a place of business at 620 Newport Center Drive, Suite 1300, Newport Beach, California 92660 (the “Purchaser”).

RECITALS

A.      WHEREAS Seller is the owner and holder of that certain mortgage loan from Seller to COWIFI Iron Point, LLC, a Delaware limited liability company (the “Borrower”), in the original principal amount of $27,000,000.00 (the “Mortgage Loan”) evidenced by that certain Note Secured by Deed of Trust dated as February 20, 2004, by and between Redwood Industrials, a California general partnership (“Redwood”), and Lampert At Iron Point, LLC, a California limited liability company (“Lampert”, together with Redwood, collectively referred to herein as “Original Borrowers”), and Allstate Life Insurance Company, an Illinois insurance company (“ALIC”), as assigned by Original Borrowers to Borrower pursuant to that certain Assignment, Assumption and Modification of Note, Deed of Trust and Other Agreements, dated as of November 30, 2006 (the “Assignment and Assumption”), and as endorsed by ALIC to Seller by that certain Endorsement to Amended Note Secured by Deed of Trust dated as of December 14, 2010 (as so endorsed, the “Note”), and secured by, among other things, that certain Deed of Trust, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing dated as February 20, 2004, between Original Borrowers and ALIC, as assigned by Original Borrowers to Borrower pursuant to the Assignment and Assumption and as assigned by ALIC to Seller by that certain Assignment of Mortgage and Security Agreement dated as of December 14, 2010 (as so assigned, the “Mortgage”), encumbering certain improved real estate more commonly known as Iron Point Business Park, in the City of Folsom, County of Sacramento, State of California, as more particularly described in the Mortgage (the “Property”). All of the foregoing together with such other documents and instruments evidencing, securing or pertaining to the Mortgage Loan are hereinafter referred to collectively as the “Mortgage Loan Documents.”

B.      WHEREAS the Utah State Retirement Investment Fund, a common trust (“Mezzanine Lender”) made a certain mezzanine loan from Mezzanine Lender to Cottonwood Office and Warehouse Institutional Fund I, L.P., a Delaware limited partnership (“Mezzanine Borrower”), the sole member of Borrower, in the original principal amount of $12,786,577.00 (the “Mezzanine Loan”), dated as of November 30, 2006. Mezzanine Lender and Seller have entered into that certain Subordination and Intercreditor Agreement dated as of November 30, 2006 (the “Intercreditor Agreement”).

C.      WHEREAS due to Borrower’s default under the Mortgage Loan Documents, Seller has commenced the exercise of certain remedies under the Mortgage Loan Documents (including, without limitation, proceedings for a non-judicial foreclosure of the Property) (the “Enforcement Action”).

D.      WHEREAS Purchaser desires to purchase the Mortgage Loan and Mortgage Loan Documents from Seller, and Seller desires to sell the Mortgage Loan and Mortgage Loan Documents to Purchaser upon the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.      Purchase and Sale of the Mortgage Loan and Mortgage Loan Documents. Subject to the terms and conditions of this Agreement, the Seller hereby agrees to sell, assign and transfer, without recourse except as specifically set forth herein, and the Purchaser hereby agrees to purchase and assume, all of the Seller’s right, title and interest in, to and under the Mortgage Loan and the Mortgage Loan Documents, including the Intercreditor Agreement.

2.      Purchase Price.

2.1.    Purchase Price. The purchase price (the “Purchase Price”) for the Mortgage Loan payable by Purchaser to Seller hereunder shall be Nineteen Million Seven-Hundred and Fifty Thousand Dollars and 00/100 Cents ($19,750,000.00).

2.2.    Recording. Purchaser agrees and acknowledges that Purchaser shall be responsible for the recording or filing of any assignments or documents hereunder and that all recording fees relating to the purchase of the Mortgage Loan Documents shall be borne by the Purchaser.

2.3.    Payments Received; No Adjustments to Purchase Price. If Seller receives any payments or other consideration distributed or paid by or on behalf of Borrower after the date hereof but prior to the Closing Date (defined below), Seller shall be entitled to retain such payments or other consideration and Purchaser shall not be entitled to any credit, discount, refund or reimbursement by Seller of the Purchase Price. If Seller shall receive any other payments or consideration distributed or paid by or on behalf of Borrower after the Closing Date, within five (5) days after Seller’s receipt thereof Seller shall pay over and deliver such payments to Purchaser with an endorsement in the form substantially as follows: “Pay to the order of KBS SOR DEBT HOLDINGS II LLC, without representations, express or implied, of any type, kind, character or nature, without warranties, express or implied, of any type, kind, character or nature and without recourse, express or implied, of any type, kind, character or nature”.

2.4.    Insurance. Purchaser is responsible for having itself substituted as loss payee on, or obtaining any additional or substitute coverage for, any risk insurance on the Property for which Seller is currently listed as a loss payee. Seller shall not have any duty to obtain or maintain any insurance on the Property. Seller reserves the right to cancel any existing insurance policies and retain any refunded premium or deposit amounts relating thereto. Nothing herein or in this Agreement shall prevent Purchaser from obtaining, at its own expense, such risk insurance as Purchaser deems necessary or appropriate to insure its interest hereunder or in the Property, as its interest may appear prior to the Closing Date. Any loss on or after the Closing Date to either the Borrower or Purchaser or to the value or collectability of the Mortgage Loan due to Seller’s cancellation of, or failure to maintain collateral risk insurance, or its failure to identify Purchaser as loss payee, is the sole responsibility of Purchaser.

3.      Inspection Period. Purchaser may terminate this Agreement by giving written notice thereof to Seller on or before 5:00 p.m. New York time on the date of this Agreement (the “Contingency Date”), if the Property, the Mortgage Loan or the Mortgage Loan Documents furnished to Purchaser by Seller are unsatisfactory or incomplete in Purchaser’s sole and absolute discretion. If Purchaser elects to terminate this Agreement under this Section 3, this Agreement shall terminate and the parties hereto shall have no further rights, liabilities or obligations one to the other for any matter relating to the subject matter of this Agreement, except as specifically provided herein as surviving the termination of this Agreement. If Purchaser fails to terminate this Agreement by giving written notice prior to the Contingency Date as set forth above, then Purchaser shall be deemed to have waived its right to terminate this Agreement under this Section 3 and Purchaser shall be obligated to proceed with the performance of its obligations as provided herein.

Notwithstanding anything to the contrary contained herein, Seller shall have no obligation to bring any action or proceeding or otherwise to incur any expense whatsoever with respect to the Property or the Mortgage Loan Documents. Notwithstanding anything to the contrary contained in this Agreement, it is understood and agreed that the Mortgage Loan is being sold and conveyed hereunder “AS IS” without any representation or warranty by Seller, except as specifically set forth in Section 6 below. Except as set forth in Section 6 below, Seller has not made and does not hereby make any express or implied representations or warranties whatsoever with respect to the condition of the Mortgage Loan, the Mortgage Loan Documents, the Enforcement Action, or the Property, including, without limitation, any representation or warranty regarding leases, quality of construction, workmanship, merchantability, fitness for any particular purpose or the environmental or structural status or condition of the Property, and Purchaser acknowledges that Purchaser is entering into this Agreement without relying upon any such statement or representation made by Seller, any agent, employee, or officer of Seller, or by any other person except as set forth in Section 6 below.

4.      Closing. The consummation of the purchase and sale of the Mortgage Loan and the Mortgage Loan Documents contemplated hereby (the “Closing”) shall occur on or before 5:00 p.m. New York time on the date of this Agreement (the “Closing Date”) through an escrow with First American Title Insurance Company (“Escrow Agent”). At Closing, Seller and Purchaser shall execute a mutually acceptable settlement statement prepared by Escrow Agent. Purchaser shall pay the cost of the Escrow Agent, but, except as set forth in Section 11.5 below, each party shall pay their own fees and expenses, including attorneys’ fees, incurred in connection with this Agreement and the transaction contemplated hereby.

5.      Closing Documents.

5.1.    Seller’s Closing Documents. On the Closing Date, Purchaser shall pay to Escrow Agent the Purchase Price by wire transfer pursuant to the instructions delivered to Purchaser on or prior to the Closing Date, to be disbursed to Seller pursuant to the terms of Seller’s instruction letter to Escrow Agent. On the Closing Date, Seller shall deliver to Escrow Agent each of the documents set forth in subsections (a) through (f) below. On the next business day following the

Closing Date, Escrow Agent shall deliver to Purchaser the following fully executed (and acknowledged, if appropriate) documents and items, and Purchaser agrees to execute and deliver to Escrow Agent and Seller a receipt for such documents and items upon Purchaser’s receipt thereof:

(a)	The executed originals of all of the Mortgage Loan Documents and the other documents in the Mortgage Loan File (defined below) in Seller’s possession (and true, correct and complete copies of any Mortgage Loan Documents for which Seller has not delivered an original; provided that the original Note must be delivered to Purchaser);

(b)	An Endorsement to the Note (the “Note Endorsement”) in the form of Exhibit A attached hereto, duly executed by Seller, which Note Endorsement shall be attached to the original Note;

(c)	An Assignment of Mortgage (the “Assignment of Mortgage”) in the form and substance of Exhibit B attached hereto, duly executed and acknowledged by Seller, assigning and transferring to Purchaser all of Seller’s rights and interests in and to the Mortgage;

(d)	An Assignment of Mortgage Loan Documents in the form and substance of Exhibit C attached hereto, duly executed by Seller, assigning and transferring to Purchaser all of Seller’s rights and interests in and to the other Mortgage Loan Documents;

(e)	Written notice of the assignment of the Mortgage Loan, duly executed by Seller, instructing the Borrower to remit its loan payments to Purchaser or its collection agent; and

(f)	UCC-3 statements assigning the UCC-1 financing statements with respect to the Loan to Purchaser (“UCC-3”) or written authorization from Seller pursuant to which Purchaser can prepare and file the UCC-3 for the Loan.

6.    Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser as of the date hereof, which representations and warranties shall be deemed restated as of the Closing Date:

(a)	Seller is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware;

(b)	Seller has the full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement. Seller has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement, and Seller shall furnish to Purchaser reasonable evidence with regard to such power and authority;

(c)	Immediately prior to the sale of the Mortgage Loan to Purchaser, Seller was the sole owner of the Mortgage Loan, free and clear of any and all pledges, liens, charges, security interests or other encumbrances; and

(d)	To the best of Seller’s knowledge, Exhibit D attached to this Agreement (the “Mortgage Loan File”) contains an accurate list of all loan documents and agreements executed in connection with the origination of the Mortgage Loan. The documents listed on Exhibit D have not been altered, modified, waived, amended, superseded, cancelled, extended or otherwise changed in writing in any material way except to the extent set forth on Exhibit D, and, except to the extent set forth on Exhibit D, no provision has been waived or terminated in writing that would have a material and adverse impact on Purchaser’s ability to enforce the Loan and continue the Enforcement Action;

(e)	The Seller is holding no escrows or reserves or other amounts in suspense with respect to the Mortgage Loan;

(f)	The unpaid principal balance of the Mortgage Loan as of the date hereof is $25,630,609.23 and interest has been paid through September 1, 2010;

(g)	Exhibit D also lists (i) all notices of default and sale and any other notices, documents or instruments relating to or evidencing the Enforcement Action, including any notices or claims by Borrower or guarantor received by Seller or ALIC with respect to the Enforcement Action, and (ii) all notices (including without limitation, all notices of default, elections to cure, and elections to purchase) given or received by Seller under the Intercreditor Agreement; and

(h)	To Seller’s knowledge, the Loan has not been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and Borrower has not been released, in whole or in part, from its obligations under any Loan Document. No portion of the Property has been released from the lien of the Mortgage.

Except as expressly set forth in this Section 6, it is understood and agreed, and Purchaser hereby acknowledges, that the Mortgage Loan and the Mortgage Loan Documents shall be purchased by Purchaser, and the Note shall be endorsed by Seller, without any further representations or warranties from Seller, whether express or implied.

The foregoing representations and warranties of Seller shall survive the execution of this Agreement and the Closing for a period of six (6) months.

7.    Representations, Warranties and Agreements of Purchaser. Purchaser hereby represents, warrants, acknowledges and agrees to and with Seller, which representations, warranties and acknowledgments shall be deemed restated as of the Closing Date, that:

(a)	Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware;

(b)	Purchaser has the full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement. Purchaser has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement, and Purchaser shall furnish to Seller reasonable evidence with regard to such power and authority;

(c)	Purchaser is acquiring the Mortgage Loan for its own account and not with a present intention of a sale or other distribution thereof; the purchase of the Mortgage Loan is a legal investment for Purchaser under applicable laws;

(d)	Purchaser has the opportunity under this Agreement to conduct such due diligence review and analysis of the Mortgage Loan Documents, the Property, Property leases, property management records and related information, together with such records as are generally available to the public from local, county, state and federal authorities, record keeping offices and courts, as the Purchaser deems necessary, proper or appropriate in order to make a complete informed decision with respect to the purchase and acquisition of the Mortgage Loan;

(e)	PURCHASER ACKNOWLEDGES AND AGREES THAT EXCEPT FOR THE SELLER’S WARRANTIES AND REPRESENTATIONS SET FORTH IN SECTION 6 OF THIS AGREEMENT, SELLER HAS NOT AND DOES NOT REPRESENT, WARRANT OR COVENANT THE NATURE, ACCURACY, COMPLETENESS, ENFORCEABILITY OR VALIDITY OF ANY OF THE MORTGAGE LOAN DOCUMENTS, MORTGAGE LOAN FILES, PROPERTY MANAGEMENT RECORDS AND/OR COLLATERAL DOCUMENTS. EXCEPT FOR THE SELLER’S WARRANTIES AND REPRESENTATIONS SET FORTH IN SECTION 6 OF THIS AGREEMENT, ALL DOCUMENTATION, INFORMATION, ANALYSIS AND/OR CORRESPONDENCE, IF ANY, WHICH IS OR MAY BE SOLD, TRANSFERRED, ASSIGNED AND CONVEYED TO PURCHASER WITH RESPECT TO THE MORTGAGE LOAN IS SOLD, TRANSFERRED, ASSIGNED AND CONVEYED TO PURCHASER ON AN “AS IS, WHERE IS” BASIS, WITH ALL FAULTS;

(f)	Purchaser acknowledges that the Mortgage Loan is in default and that the Enforcement Action has been initiated;

(g)	Purchaser acknowledges that the Mortgage Loan and the Mortgage Loan Documents may have limited or no liquidity and Purchaser has the financial ability to own the Mortgage Loan and the Mortgage Loan Documents for an indefinite period of time and to bear the economic risk of an outright purchase of the Mortgage Loan and the Mortgage Loan Documents and a total loss of the Purchase Price for the Mortgage Loan;

(h)	Purchaser acknowledges the existence of the Mezzanine Loan and the Intercreditor Agreement; and

(i)	Purchaser covenants, agrees, warrants and represents that Purchaser shall not institute any enforcement or legal action or proceeding in the name of Seller, or imply that Seller still owns the Mortgage Loan or is in anyway involved in such enforcement or legal action. Purchaser also represents, warrants and covenants that Purchaser shall not knowingly misrepresent, mislead, deceive, or otherwise fail to adequately disclose to the Borrower the identity of Purchaser. Purchaser further represents, warrants and covenants not to use, adopt, exploit, or allude to Seller, or any name derived therefrom or confusingly similar therewith to promote Purchaser’s sale, enforcement, collection, or management of the Mortgage Loan. Purchaser agrees, acknowledges, confirms and understands that there may be no adequate remedy at law for a violation of the terms, provisions, conditions and limitations set forth in this Section and Seller shall have the right to seek the entry of an order by a court of competent jurisdiction enjoining any violation hereof.

The foregoing representations, warranties and agreements of Purchaser shall survive the execution of this Agreement and the Closing for a period of six (6) months.

8.      Servicing. The Mortgage Loan shall be sold and conveyed to the Purchaser on a servicing released basis. As of the Closing Date, all rights, obligations, liabilities and responsibilities with respect to the servicing of the Mortgage Loan from and after the Closing Date shall pass to Purchaser, and Seller shall be discharged from all liability therefor. Seller shall have no obligation to perform any servicing activities with respect to the Mortgage Loan from and after the Closing Date. Purchaser shall take no action to communicate with the Borrower or any other obligor or enforce or otherwise service or manage the Mortgage Loan prior to the Closing Date.

9.      Purchaser’s Review and Assumption of Risk.

9.1.    Purchaser’s Independent Analysis. Purchaser acknowledges, represents and agrees that it has made any and all inquiry, investigation and analysis desired by Purchaser with respect to the subject matter of the transaction contemplated under this Agreement, and has made its own decision to enter into this Agreement. Except as expressly set forth in Section 6 hereof, Seller makes no warranty or representation with respect to the Mortgage Loan, the Mortgage Loan Documents, the financial condition of any Borrower or any other obligor or guarantor of the Mortgage Loan, the value of any collateral, the existence or non existence of any hazardous materials or environmental concerns with respect to the Property, the observance or performance of any obligations of Borrower or any guarantor, or with regard to any and all matters concerning or related to the transaction contemplated under this Agreement. Except as expressly set forth in Section 6 hereof, Seller makes no warranty or representation concerning and shall not be responsible for the enforceability or collectability of any of the Mortgage Loan Documents or the outcome of any claims or matters for which Purchaser is indemnifying Seller hereunder.

9.2.    Confidentiality. Purchaser shall keep the terms of this Agreement strictly confidential and shall not disclose or permit its Representatives (as that term is defined in the Confidentiality Agreement dated January 18, 2011, between Allstate Investments, LLC and KBS Capital Advisors) to disclose the terms of this Agreement (except for reasonably necessary disclosures to Purchaser’s Representatives). Notwithstanding the foregoing, nothing herein or in the Confidentiality Agreement shall be deemed to limit or impair in any way any party’s ability to disclose the details of the transaction contemplated hereby to its legal and financial advisor or as may be necessary pursuant to any court or governmental order or applicable law, including any REIT or SEC filing, disclosure or reporting requirements, or in litigation. Notwithstanding the foregoing, no party hereunder shall have any liability by reason of the details of the transaction contemplated hereby becoming known by means beyond the reasonable control of such party. This provision shall supplement the Confidentiality Agreement and shall in no event derogate from the provisions of the Confidentiality Agreement.

10.      Indemnification.

10.1.    Commissions. Purchaser and Seller represent to each other that they have dealt with no broker, agent or finder in connection with this transaction other than CB Richard Ellis (“Seller’s Broker”). Seller shall be responsible for any commission due to Seller’s Broker pursuant to their separate agreement. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all claims, losses, damages, costs and expenses of any kind, or character (including reasonable attorneys’ fees) arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by a broker other than Seller’s Broker in connection with this Agreement, the sale of the Mortgage Loan and Mortgage Loan Documents, or the transactions contemplated hereby.

10.2.    Purchaser’s Indemnification. From and after the Closing Date, Purchaser shall indemnify and hold harmless Seller against and from any and all liability for, and from and against any and all losses or damages Seller may suffer as a result of, any claim, demand, cost, expense, or judgment of any type, kind, character or nature (including reasonable attorneys’ fees), which Seller shall incur or suffer as a result of (i) any act or omission of Purchaser or Purchaser’s agents in connection with the Mortgage Loan and its purchase of the Mortgage Loan Documents pursuant to the Agreement, (ii) any claim by any Borrower regarding any act or omission of Purchaser or Purchaser’s agents with respect to the assignment, subsequent enforcement, servicing or administration of the Mortgage Loan by Purchaser, and (iii) any and all claims made by or on behalf of any person (other than Seller or ALIC) relating to the Enforcement Action, or any litigation or foreclosure action instituted or pursued by the Purchaser, in each case relating to or arising from any act or omission of Purchaser or Purchaser’s agents.

11.      Miscellaneous.

11.1.    Notices. All written notices or demands of any kind that either party hereto may be required or may desire to serve on the other party hereto in connection with this Agreement shall be personally served or (as an alternative to personal service) sent by registered or certified mail with return receipt requested, or by overnight express United States mail or by a nationally recognized overnight courier service. Any such notice or demand to be served by registered or certified mail shall be deposited in the United States Mail with postage thereon fully prepaid. If the party to be served is Seller, such notices or demands shall be addressed to Seller as follows:

Allstate Investments, LLC

Allstate Plaza South, Suite G5C

3075 Sanders Road

Northbrook, Illinois 60062

Attention: Paul McKernan

with a copy to:

Allstate Investments, LLC

Investment Law Division

Allstate Plaza South, Suite G5A

3075 Sanders Road

Northbrook, Illinois 60062

and if the party to be served is Purchaser, such notices or demands shall be addressed to Purchaser as follows:

c/o KBS Capital Advisors, LLC

11150 Santa Monica Blvd., Suite 400

Los Angeles, California 90025

Attn: James Rodgers

Fax No.: 310-432-2119

and

c/o KBS Capital Advisors, LLC

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

Attn: Brian Ragsdale

Fax No.: 949-417-6518

with a copy to:

Greenberg Traurig, LLP

3161 Michelson Drive, Suite 1000

Irvine, California 92612

Attn: Scott Morehouse, Esq. and L. Bruce Fischer, Esq.

Fax No.: 949-732-6501

Service of any such notice or demand made in accordance with this Section shall be deemed given on the date of actual receipt or refusal to accept delivery. Any party hereto may from time to time, by notice in writing served upon the other party hereto as aforesaid, designate a different mailing address to which it or a different person to whose attention all such notices or demands are thereafter to be addressed.

11.2.    Waivers. No delay or omission by either party hereto in exercising any right or power arising from any default by the other party hereto shall be construed as a waiver of such default or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right or power arising from any default by the other party hereto. No waiver of any breach of any of the covenants or conditions contained in this Agreement shall be construed to be a waiver of or an acquiescence in or a consent to any previous or subsequent breach of the same or of any other condition of covenant.

11.3.    No Third Party Beneficiary. This Agreement is made for the sole benefit of Seller and Purchaser and their respective successors and permitted assigns, and no other person or persons shall have any rights or remedies under or by reason of this Agreement or any right to the exercise of any right or power of either party hereto or arising from any default by either party hereto.

11.4.    No Partnership. This Agreement is not intended to constitute, and shall not be construed to establish, a partnership or joint venture between Seller and Purchaser.

11.5.    Attorneys’ Fees. In the event any legal action is undertaken by a party in order to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to receive from the other party the prevailing party’s reasonable attorneys’ fees and court costs.

11.6.    Time of Essence. Time is hereby declared and agreed by the parties hereto to be of the essence of this Agreement and of every part hereof.

11.7.     Context. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and the neuter and vice versa.

11.8.    Entire Agreement; Release. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof, superseding all prior written or oral understandings, and may not be terminated, modified or amended in any way except by a written agreement signed by each of the parties hereto.

11.9.    Governing Law. This Agreement is to be governed by and construed in accordance with the laws of the State of New York. In any action brought under or arising out of this Agreement, the parties hereto hereby consent to the jurisdiction of any competent court within the State of New York and hereby consent to service of process by any means authorized by New York law.

11.10.    Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same document.

11.11.    Successors and Assigns. This Agreement shall not be assigned by Purchaser without the written consent of Seller. This Agreement shall be binding upon and shall inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns.

11.12.    Acknowledgment. Each of Purchaser and Seller acknowledge the existence of the Enforcement Action and Purchaser hereby represents and warrants that Purchaser has elected to enter into this Agreement notwithstanding the existence of the Enforcement Action. Except as expressly set forth in Section 6 of this Agreement, Seller makes no representation or warranty with respect to the Enforcement Action and Purchaser specifically waives any and all liability of

Seller relating to or arising out of the Enforcement Action (other than (i) Seller's liability for costs and expenses as described in Section 11.13(i) below and (ii) Seller’s liability for claims described in Section 11.13(ii) below).

11.13.    Assumption of Enforcement Action. On the Closing Date, Purchaser shall assume full and exclusive responsibility for the conduct and defense of the Enforcement Action from and after the Closing Date and any and all liability resulting therefrom with respect to matters arising from and after the Closing Date. Seller agrees to cooperate with Purchaser, as necessary, to have Purchaser substituted in the Enforcement Action or, alternatively, if requested by Purchaser, Seller shall dismiss and/or terminate the Enforcement Action after Closing promptly after Seller’s receipt of such request. On and after the Closing Date, Purchaser shall have the sole and exclusive right to pursue, contest, defend and litigate the Enforcement Action. Except to the limited extent set forth in this Section 11.13 relating to the Enforcement Action, Purchaser does not and shall not in any manner represent or act on behalf of Seller. Notwithstanding anything to the contrary in this Agreement (i) Seller shall be solely responsible for the cost and expense of the Enforcement Action prior to the Closing Date, and (ii) Purchaser shall not assume, and shall have no liability for or with respect to, any claims made, or actions undertaken by, Borrower or any guarantor or any party related to Borrower or any guarantor with respect to the acts or omissions of Seller or ALIC prior to the Closing Date, including, without limitation, claims of lender liability, bad faith, fraud and breach of contract.

11.14.    Further Assurances. From and after the date of this Agreement and after Closing, each party shall provide to the other party such other information regarding the Loan as the other party may reasonably request, and each party shall execute and deliver such other documents, deliver such other items and take such other actions as may be reasonably requested to allow the completion and consummation (or termination, as appropriate) of all tasks and the transactions contemplated by this Agreement.

11.15.    No Personal Liability. In no event shall any shareholder, partner, member, officer, director or employee of Seller or Purchaser be personally responsible for any obligation of Seller or Purchaser, as applicable, under this Agreement.

11.16.    Escrow. Upon the execution of this Agreement by Purchaser and Seller, and the acceptance of this Agreement by Escrow Agent in writing, this Agreement shall constitute the joint escrow instructions of Purchaser and Seller to Escrow Agent to open escrow for the consummation of the transfer contemplated by this Agreement. Upon Escrow Agent’s written acceptance of this Agreement, Escrow Agent is authorized to act in accordance with the terms of this Agreement. Purchaser and Seller shall promptly execute general escrow instructions based upon this Agreement at the reasonable request of Escrow Agent; provided, however, that if there is any conflict or inconsistency between such general escrow instructions and this Agreement, this Agreement shall control. Upon the Closing, Escrow Agent shall pay any sum owed to Seller with immediately available United States federal funds.

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IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SELLER:

ROAD BAY INVESTMENTS, LLC, a
Delaware limited liability company

By:	/s/ Authorized Person

By:	/s/ Authorized Person
Its Authorized Signatories

[Signatures Continue on Next Page]

[Signature Page to Loan Purchase Agreement]

PURCHASER:

KBS SOR DEBT HOLDINGS II LLC,
a Delaware limited liability company

By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

	By:	KBS STRATEGIC OPPORTUNITY REIT, INC.,
a Maryland corporation,
its sole general partner

		By:	/s/ David E. Snyder
David E. Snyder,
Chief Financial Officer

[Signatures Continue on Next Page]

[Signature Page to Loan Purchase Agreement]

ACCEPTANCE BY ESCROW AGENT:

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ Authorized Person
Name:	Authorized Person
Title:
3-14-11
478808

[Signature Page to Loan Purchase Agreement]

EXHIBIT A

Form of Endorsement to Mortgage Note

This Endorsement to Mortgage Note is attached to that certain [Note] dated [                            ], executed by [                            ], a [                            ], to the order of [                            ], a [                            ], in the original principal amount of $[        ].

PAY TO THE ORDER OF [                                             ], WITHOUT REPRESENTATION, RECOURSE OR WARRANTY OF ANY KIND (EXCEPT FOR THOSE REPRESENTATIONS AND WARRANTIES MADE IN SECTION 6 OF THAT CERTAIN LOAN PURCHASE AGREEMENT DATED MARCH     , 2011 BETWEEN ASSIGNEE AND ASSIGNOR

This Endorsement will be affixed to the Note and is hereby made a part thereof.

Dated: March     , 2011.

ROAD BAY INVESTMENTS, LLC

By:

By:
Its Authorized Signatories

EXHIBIT B

Form of Assignment of Mortgage

[First American to approve form; needs to be in recordable form]

KNOW ALL MEN BY THESE PRESENTS, that [                            ], a [                            ] (“Assignor”), in consideration of the sum of One Dollar ($1.00) and other valuable consideration, receipt of which is hereby acknowledged, hereby absolutely grants, assigns, conveys and transfers to [                            ], a [                            ], its successors and assigns (“Assignee”), all interest in that certain [Mortgage] dated as of [                            ], recorded at [                            ] of the land records of [                            ], from [                            ], a [                            ] (“Borrower”), in favor of Assignor, [as assigned/amended by] ([as assigned/amended,] the “Mortgage”) encumbering certain improved real estate known as [                            ], in the City of [                            ], State of [                            ] (the “Property”), as more particularly described in the Mortgage.

Together with the note therein described or referred to, the money due or to become due thereon with interest, and all rights accrued or to accrue under said Mortgage.

This Assignment is made without representation or warranty by, or recourse to, Assignor, except for the representations and warranties set forth in Section 6 of that certain Loan Purchase Agreement dated as of March     , 2011 between Assignor and Assignee.

IN WITNESS WHEREOF, the undersigned has hereunto caused this instrument to be duly executed by its officer this      day of March, 2011.

ROAD BAY INVESTMENTS, LLC

By:

By:
Its Authorized Signatories

STATE OF ILLINOIS	)
)
COUNTY OF COOK	)

On this the      day of         , 2011, before me, the undersigned, personally appeared                             , who acknowledged himself/herself to be the                              of ROAD BAY INVESTMENTS, LLC, and that he/she, as such                                                  , being authorized so to do, executed the foregoing instrument as his/her free act and deed and the free act and deed of the corporation for the purposes contained therein by signing the name of the corporation by himself/herself as such officer.

WITNESS my hand and official seal.

Notary Public in and for said State

[Affix Notarial Seal]	My Commission Expires:

STATE OF ILLINOIS	)
)
COUNTY OF COOK	)

On this the      day of         , 2011, before me, the undersigned, personally appeared                             , who acknowledged himself/herself to be the                                               of ROAD BAY INVESTMENTS, LLC, and that he/she, as such                                              , being authorized so to do, executed the foregoing instrument as his/her free act and deed and the free act and deed of the corporation for the purposes contained therein by signing the name of the corporation by himself/herself as such officer.

WITNESS my hand and official seal.

Notary Public in and for said State

[Affix Notarial Seal]	My Commission Expires:

EXHIBIT C

Form of Assignment of Mortgage Loan Documents

FOR VALUE RECEIVED, the undersigned, [                            ], a [                            ] (“Assignor”), hereby absolutely grants, assigns, conveys and transfers to [                                             ], a [                                             ] (“Assignee”), all of Assignor’s right, title and interest under any and all documents and instruments expressly described in Schedule 1 attached hereto.

This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns.

This Assignment is made without representation or warranty by, or recourse to, Assignor, except for the representations and warranties set forth in Section 6 of that certain Loan Purchase Agreement dated as of March     , 2011 between Assignor and Assignee.

Dated: March     , 2011.

ROAD BAY INVESTMENTS, LLC

By:

By:
Its Authorized Signatories

Schedule 1

To

Exhibit C

1.	Note Secured by Deed of Trust dated as of February 20, 2004, in the amount of $27,000,000.00 from Redwood Industrials (“Redwood”) and Lampert at Iron Point, LLC (“Lampert”, together with Redwood, collectively referred to herein as “Original Borrowers”).

2.	Endorsement to Amended Note Secured by Deed of Trust dated as of December 14, 2010, from Allstate Life Insurance Company (“ALIC”) to Road Bay Investments, LLC (“Seller”).

3.	Assignment of Mortgage and Security Agreement dated as of December 14, 2010, by and between ALIC, as assignee, and Seller, as assignor, and recorded in the Official Records of Sacramento County on January 13, 2011, at Book No. 20110113, Page 194.

4.	UCC-3 Financing Statement made by ALIC, as assignor, and Seller, as assignee, which was filed with in the Official Records of Sacramento County on January 13, 2011, at Book No. 2010113, Page 195.

5.	UCC-3 Financing Statement made by ALIC, as assignor, and Seller, as assignee, which was filed with the Delaware Secretary of State January 18, 2011, as Instrument No. 20110188279.

6.	Deed of Trust, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing dated as of February 20, 2004, in the amount of $27,000,000 made by Original Borrowers to ALIC and recorded in the Official Records of Sacramento County on February 27, 2004, at Book No. 20040227, Page 192.

7.	UCC-1 Financing Statement made by Original Borrowers, as debtor, and ALIC, as secured party, which was filed in the Official Records of Sacramento County on March 2, 2004, as Instrument No. 0406560573.

8.	Assignment of Mortgage Loan Documents from ALIC to Seller dated as of December 14, 2010.

9.	Borrower’s Representations and Warranties dated as of February 20, 2004, from Original Borrowers for the benefit of ALIC.

10.	Side Letter Agreement dated as of February 20, 2004.

11.	Environmental Indemnity Agreement dated as of February 20, 2004, by Original Borrowers and Ronald Lampert, as indemnitors, for the benefit of ALIC, as lender.

12.	Nonrecourse Exception Indemnity Agreement dated as of February 20, 2004, by and between Original Borrowers and Ronald Lampert, as indemnitors, and ALIC, as lender.

13.	Tenant Improvement Agreement and Pledge Agreement dated as of February 20, 2004, by and between Original Borrowers, ALIC and NorthMarq Capital Inc.

14.	Subordination of Tenancy-in-Common Operating Agreement dated as of February 20, 2004, made by Original Borrowers and recorded in the Official Records of Sacramento County on February 27, 2004, at Book No. 20040227, Page 193.

15.	Allstate Loan Commitment in the amount of $27,000,000.00.

16.	Legal Opinion issued by the Law Offices of Thomas E. Bishop dated as of February 23, 2004.

17.	First American Title Insurance Company Policy No. NCS-59036-SAC1 dated as of February 27, 2004, in the amount of $27,000,000.00.

18.	ALTA/ALSM Land Title Survey

19.	Letter from ALIC to Original Borrowers, dated as of October 13, 2006, revised October 19, 2006. (copy)

20.	Assignment and Assumption and Modification of Note, Deed of Trust and Other Agreements dated as of November 30, 2006, by and between Original Borrowers, as assignors, COWIFI Iron Point, LLC (“Borrower”), as assignee, and ALIC, as lender, and recorded on November 30, 2006, in Book No. 20061130, Page 1200.

21.	Grant Deed dated as of November 2, 2006, between Original Borrowers, as grantor, and Borrower, as grantee, and recorded in the Official Records of Sacramento County on November 30, 2006, as Series Number 20061130-1199. (copy)

22.	Environmental Indemnity Agreement dated as of November 30, 2006, by Borrower, as indemnitor, for the benefit of ALIC.

23.	Side Letter Agreement dated as of November 30, 2006.

24.	UCC-1 Financing Statement made by Borrowers, as debtor, and ALIC, as secured party, which was filed with the Delaware Secretary of State on December 11, 2006, as Instrument No. 64332300.

25.	Amendment to Note Secured by Deed of Trust dated as of November 30, 2006, by and between Borrower and ALIC.

26.	Property Management Subordination Letter dated as of November 10, 2006.

27.	Closing Instruction Letter dated as of November 30, 2006.

28.	Bill of Sale dated as of November 30, 2006, by and between Original Borrowers, as seller, and Borrower, as purchaser. (copy)

29.	Assignment of Leases dated as of November 30, 2006, by and between Original Borrowers, as assignor, and Borrower, as assignee. (copy)

30.	Assignment of Intangible Property dated as of November 30, 2006, by and between Original Borrowers, as assignor, and Borrower, as assignee. (copy)

31.	Legal Opinion issued by Orrick, Herrington & Sutcliffe LLP dated as of November 30, 2006.

32.	Certificate of Formation of Borrower filed with the Delaware Secretary of State October 11, 2006, File No. 4234033. (copy)

33.	Operating Agreement of Borrower dated as of October 11, 2006, executed by Cottonwood Office and Warehouse Institutional Fun I, L.P., a Delaware limited partnership (“General Partner”). (copy)

34.	Certificate of Good Standing of Borrower from Delaware Secretary of State dated October 12, 2006. (copy)

35.	Certificate of Good Standing of Borrower from the California Secretary of State dated October 13, 2006. (copy)

36.	Written Consent of General Partner dated November 21, 2006. (copy)

37.	Certificate of Limited Partnership of General Partner filed with Delaware Secretary of State August 2, 2006, File Number 4199584. (copy)

38.	Agreement of Limited Partnership dated August 1, 2006, executed by Cottonwood Office and Warehouse Fund GP, LLC, a Delaware limited liability company (“Cottonwood GP”), and Utah State Retirement Investment Fund (“URS”) and Cottonwood Fund One Investors, LLC, a Utah limited liability company (collectively the “Limited Partners”). (copy)

39.	Amendment to Agreement of Limited Partnership dated November 21, 2006, executed by Cottonwood GP and Limited Partners extending the expiration of the term of the Partnership though January 1, 2025. (copy)

40.	Certificate of Good Standing of General Partner from Delaware Secretary of State dated August 3, 2006. (copy)

41.	Certificate of Good Standing of General Partner from Utah Department of Commerce, Division of Corporations dated November 8, 2006. (copy)

42.	Email Certification dated November 15, 2006, by General Partner that the Investment Review for investment in Borrower has been provided to URS and URS has agreed, or is deemed to have agreed, to the investment.

43.	Certificate of Formation of Cottonwood GP filed with the Delaware Secretary of State August 1, 2006, File No. 4199018. (copy)

44.	Operating Agreement of Cottonwood GP dated as of August 1, 2006, executed by C&E Holdings Partnership, a Utah limited partnership (“C&E”), Members. (copy)

45.	Good Standing Certificate of Cottonwood GP from Delaware Secretary of State dated August 2, 2006. (copy)

46.	Certificate of Good Standing of Cottonwood GP from Utah Department of Commerce, Division of Corporations dated November 8, 2006. (copy)

47.	Certificate of Limited Partnership of Cottonwood Partners Management, LTD., a Utah limited partnership (“Cottonwood Partners”), filed June 25, 1997, as LP 033067 with the Utah Division of Corporations. (copy)

48.	Agreement of Limited Partnership of Cottonwood Partners dated June __, 1997, executed by CotNet Management, Inc., a Utah corporation (“CotNet”), General Partner and C&E, Limited Partner. (copy)

49.	Amendment to Agreement of Limited Partnership dated November 15, 2006, executed by CotNet and C&E extending the expiration date of the term of the Partnership through January 1, 2025. (copy)

50.	Good Standing Certificate of Cottonwood Partners from the Utah Department of Commerce, Division of Corporations dated November 8, 2006. (copy)

51.	Articles of Incorporation of CotNet filed June 23, 1997, with the Utah Department of Commerce, Division of Corporations. (copy)

52.	Bylaws of CotNet dated June 23, 1997. (copy)

53.	Good Standing Certificate of CotNet from the Utah Department of Commerce, Division of Corporations dated November 8, 2006. (copy)

54.	Incumbency Certificate dated November 21, 2006.

55.	Iron Point Business Park Purchase Agreement dated as of August 31, 2006, by and between Cottonwood Partners Management, LTD (“Cottonwood”), as purchaser, and Original Borrowers, as seller. (copy)

56.	Management Agreement dated as of November 7, 2006, by and between Cottonwood, as advisor, and Grubb & Ellis Management Services, Inc., as manager. (copy)

57.	First American Title Company Preliminary Report dated as of September 20, 2006.

58.	Endorsement to First American Title Insurance Company Policy No. NCS-59036-SAC1.

59.	Subordination and Intercreditor Agreement dated as of November 30, 2006, by and between Utah State Retirement Investment Fund, as mezzanine lender, and ALIC, as senior lender.

60.	Notice of Default Letter dated as of October 15, 2010, from Allstate Investments, LLC. (copy)

61.	Notice of Default and Election to Sell Under Deed of Trust issued by First American Title Insurance Company, as foreclosure trustee, dated as of October 22, 2010, and recorded in the Official Records of Sacramento County on October 25, 2010, at Book 20101025, Page 80. (copy)

EXHIBIT D

Mortgage Loan File

1.	Note Secured by Deed of Trust dated as of February 20, 2004, in the amount of $27,000,000.00 from Redwood Industrials (“Redwood”) and Lampert at Iron Point, LLC (“Lampert”, together with Redwood, collectively referred to herein as “Original Borrowers”).

2.	Endorsement to Amended Note Secured by Deed of Trust dated as of December 14, 2010, from Allstate Life Insurance Company (“ALIC”) to Road Bay Investments, LLC (“Seller”).

3.	Assignment of Mortgage and Security Agreement dated as of December 14, 2010, by and between ALIC, as assignee, and Seller, as assignor, and recorded in the Official Records of Sacramento County on January 13, 2011, at Book No. 20110113, Page 194.

4.	UCC-3 Financing Statement made by ALIC, as assignor, and Seller, as assignee, which was filed with in the Official Records of Sacramento County on January 13, 2011, at Book No. 2010113, Page 195.

5.	UCC-3 Financing Statement made by ALIC, as assignor, and Seller, as assignee, which was filed with the Delaware Secretary of State January 18, 2011, as Instrument No. 20110188279.

6.	Deed of Trust, Assignment of Leases, Rents and Contracts, Security Agreement and Fixture Filing dated as of February 20, 2004, in the amount of $27,000,000 made by Original Borrowers to ALIC and recorded in the Official Records of Sacramento County on February 27, 2004, at Book No. 20040227, Page 192.

7.	UCC-1 Financing Statement made by Original Borrowers, as debtor, and ALIC, as secured party, which was filed in the Official Records of Sacramento County on March 2, 2004, as Instrument No. 0406560573.

8.	Assignment of Mortgage Loan Documents from ALIC to Seller dated as of December 14, 2010.

9.	Borrower’s Representations and Warranties dated as of February 20, 2004, from Original Borrowers for the benefit of ALIC.

10.	Side Letter Agreement dated as of February 20, 2004.

11.	Environmental Indemnity Agreement dated as of February 20, 2004, by Original Borrowers and Ronald Lampert, as indemnitors, for the benefit of ALIC, as lender.

12.	Nonrecourse Exception Indemnity Agreement dated as of February 20, 2004, by and between Original Borrowers and Ronald Lampert, as indemnitors, and ALIC, as lender.

13.	Tenant Improvement Agreement and Pledge Agreement dated as of February 20, 2004, by and between Original Borrowers, ALIC and NorthMarq Capital Inc.

14.	Subordination of Tenancy-in-Common Operating Agreement dated as of February 20, 2004, made by Original Borrowers and recorded in the Official Records of Sacramento County on February 27, 2004, at Book No. 20040227, Page 193.

15.	Allstate Loan Commitment in the amount of $27,000,000.00.

16.	Legal Opinion issued by the Law Offices of Thomas E. Bishop dated as of February 23, 2004.

17.	First American Title Insurance Company Policy No. NCS-59036-SAC1 dated as of February 27, 2004, in the amount of $27,000,000.00.

18.	ALTA/ALSM Land Title Survey

19.	Letter from ALIC to Original Borrowers, dated as of October 13, 2006, revised October 19, 2006. (copy)

20.	Assignment and Assumption and Modification of Note, Deed of Trust and Other Agreements dated as of November 30, 2006, by and between Original Borrowers, as assignors, COWIFI Iron Point, LLC (“Borrower”), as assignee, and ALIC, as lender, and recorded on November 30, 2006, in Book No. 20061130, Page 1200.

21.	Grant Deed dated as of November 2, 2006, between Original Borrowers, as grantor, and Borrower, as grantee, and recorded in the Official Records of Sacramento County on November 30, 2006, as Series Number 20061130-1199. (copy)

22.	Environmental Indemnity Agreement dated as of November 30, 2006, by Borrower, as indemnitor, for the benefit of ALIC.

23.	Side Letter Agreement dated as of November 30, 2006.

24.	UCC-1 Financing Statement made by Borrowers, as debtor, and ALIC, as secured party, which was filed with the Delaware Secretary of State on December 11, 2006, as Instrument No. 64332300.

25.	Amendment to Note Secured by Deed of Trust dated as of November 30, 2006, by and between Borrower and ALIC.

26.	Property Management Subordination Letter dated as of November 10, 2006.

27.	Closing Instruction Letter dated as of November 30, 2006.

28.	Bill of Sale dated as of November 30, 2006, by and between Original Borrowers, as seller, and Borrower, as purchaser. (copy)

29.	Assignment of Leases dated as of November 30, 2006, by and between Original Borrowers, as assignor, and Borrower, as assignee. (copy)

30.	Assignment of Intangible Property dated as of November 30, 2006, by and between Original Borrowers, as assignor, and Borrower, as assignee. (copy)

31.	Legal Opinion issued by Orrick, Herrington & Sutcliffe LLP dated as of November 30, 2006.

32.	Certificate of Formation of Borrower filed with the Delaware Secretary of State October 11, 2006, File No. 4234033. (copy)

33.	Operating Agreement of Borrower dated as of October 11, 2006, executed by Cottonwood Office and Warehouse Institutional Fun I, L.P., a Delaware limited partnership (“General Partner”). (copy)

34.	Certificate of Good Standing of Borrower from Delaware Secretary of State dated October 12, 2006. (copy)

35.	Certificate of Good Standing of Borrower from the California Secretary of State dated October 13, 2006. (copy)

36.	Written Consent of General Partner dated November 21, 2006. (copy)

37.	Certificate of Limited Partnership of General Partner filed with Delaware Secretary of State August 2, 2006, File Number 4199584. (copy)

38.	Agreement of Limited Partnership dated August 1, 2006, executed by Cottonwood Office and Warehouse Fund GP, LLC, a Delaware limited liability company (“Cottonwood GP”), and Utah State Retirement Investment Fund (“URS”) and Cottonwood Fund One Investors, LLC, a Utah limited liability company (collectively the “Limited Partners”). (copy)

39.	Amendment to Agreement of Limited Partnership dated November 21, 2006, executed by Cottonwood GP and Limited Partners extending the expiration of the term of the Partnership though January 1, 2025. (copy)

40.	Certificate of Good Standing of General Partner from Delaware Secretary of State dated August 3, 2006. (copy)

41.	Certificate of Good Standing of General Partner from Utah Department of Commerce, Division of Corporations dated November 8, 2006. (copy)

42.	Email Certification dated November 15, 2006, by General Partner that the Investment Review for investment in Borrower has been provided to URS and URS has agreed, or is deemed to have agreed, to the investment.

43.	Certificate of Formation of Cottonwood GP filed with the Delaware Secretary of State August 1, 2006, File No. 4199018. (copy)

44.	Operating Agreement of Cottonwood GP dated as of August 1, 2006, executed by C&E Holdings Partnership, a Utah limited partnership (“C&E”), Members. (copy)

45.	Good Standing Certificate of Cottonwood GP from Delaware Secretary of State dated August 2, 2006. (copy)

46.	Certificate of Good Standing of Cottonwood GP from Utah Department of Commerce, Division of Corporations dated November 8, 2006. (copy)

47.	Certificate of Limited Partnership of Cottonwood Partners Management, LTD., a Utah limited partnership (“Cottonwood Partners”), filed June 25, 1997, as LP 033067 with the Utah Division of Corporations. (copy)

48.	Agreement of Limited Partnership of Cottonwood Partners dated June __, 1997, executed by CotNet Management, Inc., a Utah corporation (“CotNet”), General Partner and C&E, Limited Partner. (copy)

49.	Amendment to Agreement of Limited Partnership dated November 15, 2006, executed by CotNet and C&E extending the expiration date of the term of the Partnership through January 1, 2025. (copy)

50.	Good Standing Certificate of Cottonwood Partners from the Utah Department of Commerce, Division of Corporations dated November 8, 2006. (copy)

51.	Articles of Incorporation of CotNet filed June 23, 1997, with the Utah Department of Commerce, Division of Corporations. (copy)

52.	Bylaws of CotNet dated June 23, 1997. (copy)

53.	Good Standing Certificate of CotNet from the Utah Department of Commerce, Division of Corporations dated November 8, 2006. (copy)

54.	Incumbency Certificate dated November 21, 2006.

55.	Iron Point Business Park Purchase Agreement dated as of August 31, 2006, by and between Cottonwood Partners Management, LTD (“Cottonwood”), as purchaser, and Original Borrowers, as seller. (copy)

56.	Management Agreement dated as of November 7, 2006, by and between Cottonwood, as advisor, and Grubb & Ellis Management Services, Inc., as manager. (copy)

57.	First American Title Company Preliminary Report dated as of September 20, 2006.

58.	Endorsement to First American Title Insurance Company Policy No. NCS-59036-SAC1.

59.	Subordination and Intercreditor Agreement dated as of November 30, 2006, by and between Utah State Retirement Investment Fund, as mezzanine lender, and ALIC, as senior lender.

60.	Notice of Default Letter dated as of October 15, 2010, from Allstate Investments, LLC. (copy)

61.	Notice of Default and Election to Sell Under Deed of Trust issued by First American Title Insurance Company, as foreclosure trustee, dated as of October 22, 2010, and recorded in the Official Records of Sacramento County on October 25, 2010, at Book 20101025, Page 80. (copy)